Finance income and charges	6 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Finance income and charges	Finance income and charges

	Six months ended 31 December 2020	Six months ended 31 December 2019
	£ million	£ million
Interest income	58	122
Fair value gain on financial instruments	56	24
Total interest income	114	146
Interest charge on bank loans, bonds and overdrafts	(203)	(182)
Interest charge on leases	(7)	(7)
Fair value loss on financial instruments	(55)	(23)
Interest charge on all other borrowings	(35)	(82)
Total interest charges	(300)	(294)
Net interest charges	(186)	(148)

Net finance income in respect of post employment plans in surplus	9	13
Hyperinflation adjustment in respect of Venezuela (a)	2	3
Change in financial liability (Level 3)	2	—
Other finance income	—	1
Total other finance income	13	17
Hyperinflation adjustment and foreign exchange revaluation of monetary items in respect of Lebanon (a)	(8)	—
Net finance charge in respect of post employment plans in deficit	(7)	(9)
Unwinding of discounts	(8)	(7)
Interest charge in respect of direct and indirect tax	(2)	(5)
Change in financial liability (Level 3)	—	(1)
Other finance charges	(2)	(1)
Total other finance charges	(27)	(23)
Net other finance charges	(14)	(6)
(a) Hyperinflation adjustment

Venezuela is a hyperinflationary economy where the government maintains a regime of strict currency controls with multiple foreign currency rate systems. Access to US dollars on these exchange systems is very limited. The foreign currency denominated transactions and balances of the group’s Venezuelan operations are translated into the local functional currency (Venezuelan bolivar) at the rate they are expected to be settled, applying the most appropriate official exchange rate (DICOM). For consolidation purposes, the group converts its Venezuelan operations using management’s estimate of the exchange rate considering forecast inflation and the most appropriate official exchange rate. The exchange rate used to translate the results of the group’s Venezuelan operations was VES/£ 64,166,658 for the six months ended 31 December 2020 (2019 - VES/£ 2,525,956). Movement in the price index for the six months ended 31 December 2020 was 479% (2019 - 502%). The inflation rate used by the group is provided by an independent valuer, because no reliable, official published rate is available that is representative of the situation in Venezuela.
The following table presents the contribution of the group’s Venezuelan operations to the consolidated income statement, cash flow statement and net assets for the six months ended 31 December 2020 and 31 December 2019 and with the amounts that would have resulted if the official DICOM exchange rate had been applied:

	Six months ended 31 December 2020		Six months ended 31 December 2019
	At estimated exchange rate	At DICOM exchange rate	At estimated exchange rate	At DICOM exchange rate
	64,166,658 VES/£	1,504,240 VES/£	2,525,956 VES/£	61,213 VES/£
	£ million	£ million	£ million	£ million
Net sales	—	4	—	4
Operating profit	—	11	—	11
Other finance income - hyperinflation adjustment	2	100	3	132
Net cash inflow from operating activities	—	9	—	7
Net assets	39	1,656	48	2,000
Lebanon became a hyperinflationary economy during the six months ended 31 December 2020. Hyperinflationary accounting has been applied for the group’s Lebanese operations from 1 July 2020, with hyperinflation gain and foreign exchange losses associated with monetary items being reported in finance charges. The impact of applying hyperinflationary accounting was immaterial.